SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2003

Arrhythmia Research Technology, Inc.

(Exact name of issuer as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway

Fitchburg, MA 01420

(Address of principal executive offices and zip code)

(978) 345-5000

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

The press release of the registrant dated May 2, 2003 is attached as Exhibit 99.1 to this report.

Exhibit Number	Description
99.1	Press Release dated May 2, 2003

Item 9.    Regulation FD Disclosure

The information required by Item 12. Results of Operations and Financial Condition is being provided under Item 9 pursuant to SEC guidance set forth in SEC Release No. 33-8216.

The information included in this section is intended to be furnished pursuant to Item 12. of Form 8-K. Such information, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

On May 2, 2003, Arrhythmia Research Technology, Inc. (the “Company”) announced results for the first quarter of 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 5th day of May 2003.

Arrhythmia Research Technology, Inc.

/S/ DAVID A. GARRISON
David A. Garrison Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release dated May 2, 2003